LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE

SUMMARY PROSPECTUS DATED NOVEMBER 28, 2012, OF

WESTERN ASSET SHORT DURATION HIGH INCOME FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 28, 2012, as supplemented on February 20, 2013 and March 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated November 28, 2012, as supplemented on February 20, 2013, March 11, 2013 and May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015589